UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2017

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On January 27, 2017, iGambit  Inc., a Delaware  corporation (the Company) entered into a common  stock  subscription  agreement  (the  Subscription  Agreement)  with  GMI19,  LLC,  an accredited  investor  (the  Investors)  relating  to  the  issuance  and  sale  of  the  Company’s  common stock in a private placement.

On  January  27,  2017,  the  Company  closed  the  private  placement  and  sold  a  total  of

2,000,000  shares  of  restricted  common  stock  (the  Shares)  to  the  Investor  at  $.05  per  share,  for aggregate consideration of $100,000.

The  Shares  were  issued  in  reliance  upon  the  exemptions  from  registration  under  the

Securities  Act  of  1933,  as  amended,  provided  by  Section  4(a)(2)  and  Rule  506  of  Regulation  D

promulgated  thereunder.  The  Investors  in  the  private  placement  are  accredited  investors  as  that term is defined in Rule 501 of Regulation D and acquired the  Shares  for investment only and not with  a  present  view  toward,  or  for  resale  in  connection  with,  the  public  sale  or  distribution thereof.

ITEM 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number

Title of Document

10.1

Form of Subscription Agreement

SIGNATURES

Pursuant  to  the  requirements  of  the  Securities  Exchange  Act  of  1934,  the  Registrant  caused  this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  January 31, 2017

iGambit Inc.

By:

/s/  Elisa Luqman

Elisa Luqman

Chief Financial Officer

Exhibit Index

Exhibit Number

Title of Document

10.1

Form of Subscription Agreement